Exhibit 99.1
Datadog Announces First Quarter Results

May 6, 2021

First quarter revenue grew 51% year-over-year to $199 million
Strong growth of larger customers, with 1,437 $100k+ ARR customers, up from 960 a year ago
Closed on acquisitions of Sqreen and Timber
Named a Leader in the 2021 Gartner Magic Quadrant for Application Performance Monitoring

NEW YORK-- Datadog, Inc. (NASDAQ:DDOG), the monitoring and security platform for cloud applications, today announced financial results for its first quarter ended March 31, 2021.
“We are pleased with our strong first quarter results, an excellent start to the year that demonstrated continued high growth at scale,” said Olivier Pomel, co-founder and CEO of Datadog. “We continue to innovate at a rapid pace, delivering new products and features that leverage the strength of our observability platform to create value for our customers."
Pomel added, “Businesses are planning for a post-pandemic world. Digital transformation projects are being prioritized, as the need to be digital-first and agile is more prominent than ever. We believe we are in a strong position to benefit from this trend as the most complete and cloud-native end-to-end observability platform.”
First Quarter 2021 Financial Highlights:
•Revenue was $198.5 million, an increase of 51% year-over-year.
•GAAP operating loss was $(12.8) million; GAAP operating margin was (6)%.
•Non-GAAP operating income was $19.6 million; non-GAAP operating margin was 10%.
•GAAP net loss per diluted share was $(0.04); non-GAAP net income per diluted share was $0.06.
•Operating cash flow was $51.7 million, with free cash flow of $44.5 million.
•Cash, cash equivalents, restricted cash, and marketable securities were $1.6 billion as of March 31, 2021.

First Quarter & Recent Business Highlights:
•As of March 31, 2021, we had 1,437 customers with ARR of $100,000 or more, an increase of 50% from 960 as of March 31, 2020.
•Completed acquisition of Sqreen on April 12, a SaaS-based security platform that enables enterprises to detect, block and respond to application security exploits. The closing of this deal will bolster Datadog's existing Application Performance Monitoring (APM) functionality and move the company closer to providing customers with a robust, full-stack security solution for the cloud age.
•Network Performance Monitoring (NPM) for Windows became generally available. Datadog is the first company to offer monitoring of live traffic between Windows Server hosts. Now, customers have visibility into all of their network traffic across operating systems in NPM, while maintaining extremely low overhead.
•Surpassed 450 out-of-the-box supported integrations. We released integrations with AWS CloudWatch Metrics Stream, Red Hat Gluster Storage, Azure App Services extension, Juniper, SonarQube, and VoltDB, among others. Our broad and deep set of integrations enable customers to gain visibility and insights into their existing IT stacks without the need for manual instrumentation and with quick time-to-value. In addition to continually adding new integrations, we are continuously refining and improving all existing integrations.
•Delivered additional product innovations, including Logs Outliers powered by Watchdog Insights; new detection rules for Security Monitoring for Okta, Kubernetes, and Azure; Core Web Vitals for Browser Tests; a new user interface for Log Explorer; enhanced AWS serverless tracing; and the ability to monitor .NET runtime metrics.
•Recognized as a Leader in Gartner's 2021 Magic Quadrant for APM, which positions vendors according to their ability to execute and the completeness of their vision. Datadog was one of just four vendors recognized as a "Leader" in this year's report.

Second Quarter and Full Year 2021 Outlook:
Based on information as of today, May 6, 2021, Datadog is providing the following guidance:
•Second Quarter 2021 Outlook:
◦Revenue between $211 million and $213 million.
◦Non-GAAP operating income between $9 million and $11 million.
◦Non-GAAP net income per share between $0.03 and $0.04, assuming approximately 344 million weighted average diluted shares outstanding.

•Full Year 2021 Outlook:
◦Revenue between $880 million and $890 million.
◦Non-GAAP operating income between $45 million and $55 million.
◦Non-GAAP net income per share between $0.13 and $0.16, assuming approximately 345 million weighted average shares outstanding.
Datadog has not reconciled its expectations as to non-GAAP operating income, or as to non-GAAP net income per share, to their most directly comparable GAAP measure as a result of uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation and employer payroll taxes on equity incentive plans. Accordingly, reconciliation is not available without unreasonable effort, although it is important to note that these factors could be material to Datadog’s results computed in accordance with GAAP.
Conference Call Details:
•What: Datadog financial results for the first quarter of 2021 and outlook for the second quarter and the full year of 2021
•When: May 6, 2021 at 5:00 P.M. Eastern Time (2:00 P.M. Pacific Time)
•Dial in: To access the call in the U.S., please dial (800) 697-5978, and for international callers, please dial (630) 691-2750. Callers may provide confirmation number 8901366 to access the call more quickly, and are encouraged to dial into the call 10 to 15 minutes prior to the start to prevent any delay in joining.
•Webcast: https://investors.datadoghq.com (live and replay)
•Replay: A replay of the call will be archived on the investor relations website
About Datadog
Datadog is the monitoring and security platform for cloud applications. Our SaaS platform integrates and automates infrastructure monitoring, application performance monitoring and log management to provide unified, real-time observability of our customers’ entire technology stack. Datadog is used by organizations of all sizes and across a wide range of industries to enable digital transformation and cloud migration, drive collaboration among development, operations, security and business teams, accelerate time to market for applications, reduce time to problem resolution, secure applications and infrastructure, understand user behavior and track key business metrics.
Forward-Looking Statements
This press release and the earnings call referencing this press release contain “forward-looking” statements, as that term is defined under the federal securities laws, including but not limited to statements regarding the impact of the COVID-19 pandemic on digital transformation and cloud migration trends and the ability of Datadog to benefit from these trends, Datadog’s strategy, partnerships, investments and long-term opportunity, and Datadog’s future financial performance, including its outlook for the second quarter and full year 2021. These forward-looking statements are based on Datadog’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause Datadog’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement.
The risks and uncertainties referred to above include, but are not limited to (1) our recent rapid growth may not be indicative of our future growth; (2) our history of operating losses; (3) our limited operating history; (4) our business depends on our existing customers purchasing additional subscriptions and products from us and renewing their subscriptions; (5) our ability to attract new customers; (6) our ability to effectively develop and expand our sales and marketing capabilities; (7) risk of a security breach; (8) risk of interruptions or performance problems associated with our products and platform capabilities; (9) our ability to adapt and respond to rapidly changing technology or customer needs; (10) the competitive markets in which we participate; (11) risks associated with successfully managing our growth; (12) general market, political, economic, and business conditions; and (13) the impact that the ongoing COVID-19 pandemic and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations. These risks and uncertainties are more fully described in our filings with the Securities and Exchange Commission (SEC), including in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 1, 2021. Additional information will be made available in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and other filings and reports that we may file from time to time with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, we cannot guarantee future results, levels of activity, performance, achievements, or events and circumstances reflected in the forward-looking statements will occur. Forward-looking statements represent our beliefs and assumptions only as of the date of this press release. We disclaim any obligation to update forward-looking statements.
About Non-GAAP Financial Measures
Datadog discloses the following non-GAAP financial measures in this release and the earnings call referencing this press release: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (sales and marketing, research and development, general and administrative), non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share, non-GAAP net income (loss) per basic share, and free cash flow. Datadog uses each of these non-GAAP financial measures internally to understand and compare operating results across accounting periods, for internal budgeting and forecasting purposes, for short- and long-term operating plans, and to evaluate Datadog’s financial performance. Datadog believes they are useful to investors, as a supplement to GAAP measures, in evaluating its operational performance, as further discussed below. Datadog’s non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry, as other companies in its industry may calculate non-GAAP financial results differently, particularly related to non-recurring and unusual items. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Datadog’s reported financial results.
Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the historical non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.
Datadog defines non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (sales and marketing, research and development, general and administrative), non-GAAP operating income (loss), non-GAAP operating margin and non-GAAP net income (loss) as the respective GAAP balances, adjusted for, as applicable: (1) stock-based compensation expense; (2) the amortization of acquired intangibles; (3) employer payroll taxes on employee stock transactions; and (4) amortization of issuance costs. Datadog defines free cash flow as Net cash provided by operating activities, minus capital expenditures and minus capitalized software development costs. Investors are encouraged to review the reconciliation of these historical non-GAAP financial measures to their most directly comparable GAAP financial measures.
Management believes these non-GAAP financial measures are useful to investors and others in assessing Datadog’s operating performance due to the following factors:
Stock-based compensation. Datadog utilizes stock-based compensation to attract and retain employees. It is principally aimed at aligning their interests with those of its stockholders and at long-term retention, rather than to address operational performance for any particular period. As a result, stock-based compensation expenses vary for reasons that are generally unrelated to financial and operational performance in any particular period.
Amortization of acquired intangibles. Datadog views amortization of acquired intangible assets as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are evaluated for impairment regularly, amortization of the cost of acquired intangibles is an expense that is not typically affected by operations during any particular period.
Employer payroll taxes on employee stock transactions. Datadog excludes employer payroll tax expense on equity incentive plans as these expenses are tied to the exercise or vesting of underlying equity awards and the price of Datadog’s common stock at the time of vesting or exercise. As a result, these taxes may vary in any particular period independent of the financial and operating performance of Datadog’s business.

Amortization of issuance costs. In May 2020, Datadog issued $747.5M of convertible senior notes due 2025, which bear interest at an annual fixed rate of 0.125%. Debt issuance costs, which reduce the carrying value of the convertible debt instrument, are amortized as interest expense over the term. The expense for the amortization of debt issuance costs is a non-cash item, and we believe the exclusion of this interest expense will provide for a more useful comparison of our operational performance in different periods.
Additionally, Datadog’s management believes that the non-GAAP financial measure free cash flow is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures and the capitalization of software development costs due to the fact that these expenditures are considered to be a necessary component of ongoing operations.
Operating Metrics
Datadog’s number of customers with ARR of $100,000 or more and number of customers with ARR of $1 million or more are based on the ARR of each customer, as of the last month of the quarter.
We define the number of customers as the number of accounts with a unique account identifier for which we have an active subscription in the period indicated. A single organization with multiple divisions, segments or subsidiaries is generally counted as a single customer. However, in some cases where they have separate billing terms, we may count separate divisions, segments or subsidiaries as multiple customers.
We define ARR as the annualized revenue run-rate of subscription agreements from all customers at a point in time. We calculate ARR by taking the monthly recurring revenue, or MRR, and multiplying it by 12. MRR is defined as the revenue run-rate of subscription agreements from all customers for the last month of the period, including committed amounts and any additional usage. ARR and MRR should be viewed independently of revenue as they are operating metrics and are not intended to be replacements or forecasts of revenue.

Condensed Consolidated Statements of Operations
(In thousands, except per share data; unaudited)

	Three Months Ended March 31,
	2021	2020
Revenue	$198,549	$131,248
Cost of revenue (1)(2)(3)	46,666	26,479
Gross profit	151,883	104,769
Operating expenses:
Research and development (1)(3)	79,266	40,824
Sales and marketing (1)(3)	64,353	45,215
General and administrative (1)(3)	21,094	14,952
Total operating expenses	164,713	100,991
Operating (loss) income	(12,830)	3,778
Other income:
Interest expense (4)	(5,472)	(707)
Interest income and other income, net	5,773	3,603
Other income, net	301	2,896
(Loss) income before provision for income taxes	(12,529)	6,674
Provision for income taxes	(539)	(195)
Net (loss) income	$(13,068)	$6,479
Net (loss) income per share - basic	$(0.04)	$0.02
Net (loss) income per share - diluted	$(0.04)	$0.02
Weighted average shares used in calculating net (loss) income per share:
Basic	306,034	295,455
Diluted	306,034	327,801

(1) Includes stock-based compensation expense as follows:
Cost of revenue	$701	$231
Research and development	16,069	5,847
Sales and marketing	7,010	3,074
General and administrative	5,081	2,908
Total	$28,861	$12,060

(2) Includes amortization of acquired intangibles as follows:
Cost of revenue	$355	$247
Total	$355	$247

(3) Includes employer payroll taxes on employee stock transactions as follows:
Cost of revenue	$95	$—
Research and development	1,771	37
Sales and marketing	1,179	151
General and administrative	124	58
Total	$3,169	$246

(4) Includes amortization of issuance costs as follows:
Interest expense	$835	$—
Total	$835	$—

Condensed Consolidated Balance Sheets
(In thousands; unaudited)

	March 31, 2021	December 31, 2020
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$369,706	$224,927
Marketable securities	1,178,190	1,292,532
Accounts receivable, net of allowance for credit losses of $2,317 and $2,468 as of March 31, 2021 and December 31, 2020, respectively	154,111	163,359
Deferred contract costs, current	15,446	13,638
Prepaid expenses and other current assets	29,404	23,624
Total current assets	1,746,857	1,718,080
Property and equipment, net	52,805	47,197
Operating lease assets	53,117	57,829
Goodwill	48,479	17,609
Intangible assets, net	3,414	2,069
Deferred contract costs, non-current	27,874	26,750
Restricted cash	3,613	3,784
Other assets	15,915	16,967
TOTAL ASSETS	$1,952,074	$1,890,285

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$12,065	$21,342
Accrued expenses and other current liabilities	68,476	55,351
Operating lease liabilities, current	16,626	16,326
Deferred revenue, current	223,647	204,825
Total current liabilities	320,814	297,844
Operating lease liabilities, non-current	46,620	51,433
Convertible senior notes, net	732,968	575,864
Deferred revenue, non-current	5,628	3,450
Other liabilities	4,714	4,262
Total liabilities	1,110,744	932,853

STOCKHOLDERS' EQUITY
Common stock	3	3
Additional paid-in capital	985,004	1,103,305
Accumulated other comprehensive income	752	2,287
Accumulated deficit	(144,429)	(148,163)
Total stockholders’ equity	841,330	957,432
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,952,074	$1,890,285

Condensed Consolidated Statements of Cash Flow
(In thousands; unaudited)

	Three Months Ended March 31,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(13,068)	$6,479
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	4,402	3,688
Amortization of discounts or premiums on marketable securities	4,259	244
Amortization of issuance costs	835	—
Amortization of deferred contract costs	3,779	2,185
Stock-based compensation, net of amounts capitalized	28,861	12,060
Non-cash lease expense	4,012	3,226
Allowance for credit losses on accounts receivable	25	1,073
Loss on disposal of property and equipment	3	2
Changes in operating assets and liabilities:
Accounts receivable, net	9,223	(7,116)
Deferred contract costs	(6,711)	(4,619)
Prepaid expenses and other current assets	(5,998)	(1,404)
Other assets	572	919
Accounts payable	(9,226)	(1,391)
Accrued expenses and other liabilities	9,682	2,025
Deferred revenue	21,000	6,884
Net cash provided by operating activities	51,650	24,255
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	(150,331)	(427,482)
Maturities of marketable securities	253,234	2,620
Proceeds from sale of marketable securities	6,497	—
Purchases of property and equipment	(998)	(1,526)
Capitalized software development costs	(6,183)	(3,417)
Cash paid for acquisition of businesses; net of cash acquired	(11,509)	—
Net cash provided by (used in) investing activities	90,710	(429,805)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	3,275	2,813
Proceeds from initial public offering, net of underwriting discounts and commissions and other offering costs	—	(153)
Employee payroll taxes paid related to net share settlement under the employee stock purchase plan	(245)	—
Net cash provided by financing activities	3,030	2,660

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(782)	(141)

NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	144,608	(403,031)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH—Beginning of period	228,711	601,189
CASH, CASH EQUIVALENTS AND RESTRICTED CASH—End of period	$373,319	$198,158

RECONCILIATION OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH WITHIN THE CONDENSED CONSOLIDATED BALANCE SHEETS TO THE AMOUNTS SHOWN IN THE STATEMENTS OF CASH FLOWS ABOVE:
Cash and cash equivalents	369,706	194,350
Restricted cash – Including amounts in prepaid expense and other current assets and other assets	3,613	3,808
Total cash, cash equivalents and restricted cash	$373,319	$198,158

Reconciliation from GAAP to Non-GAAP Results
(In thousands, except per share data; unaudited)

	Three Months Ended March 31,
	2021	2020
Reconciliation of gross profit and gross margin
GAAP gross profit	$151,883	$104,769
Plus: Stock-based compensation expense	701	231
Plus: Amortization of acquired intangibles	355	247
Plus: Employer payroll taxes on employee stock transactions	95	—
Non-GAAP gross profit	$153,034	$105,247
GAAP gross margin	76%	80%
Non-GAAP gross margin	77%	80%

Reconciliation of operating expenses
GAAP research and development	$79,266	$40,824
Less: Stock-based compensation expense	16,069	5,847
Less: Employer payroll taxes on employee stock transactions	1,771	37
Non-GAAP research and development	$61,427	$34,940

GAAP sales and marketing	$64,353	$45,215
Less: Stock-based compensation expense	7,010	3,074
Less: Employer payroll taxes on employee stock transactions	1,179	151
Non-GAAP sales and marketing	$56,164	$41,990

GAAP general and administrative	$21,094	$14,952
Less: Stock-based compensation expense	5,081	2,908
Less: Employer payroll taxes on employee stock transactions	124	58
Non-GAAP general and administrative	$15,889	$11,986

Reconciliation of operating (loss) income and operating margin
GAAP operating (loss) income	$(12,830)	$3,778
Plus: Stock-based compensation expense	28,861	12,060
Plus: Amortization of acquired intangibles	355	247
Plus: Employer payroll taxes on employee stock transactions	3,169	246
Non-GAAP operating income	$19,555	$16,331
GAAP operating margin	(6)%	3%
Non-GAAP operating margin	10%	12%

Reconciliation of net (loss) income
GAAP net (loss) income	$(13,068)	$6,479
Plus: Stock-based compensation expense	28,861	12,060
Plus: Amortization of acquired intangibles	355	247
Plus: Employer payroll taxes on employee stock transactions	3,169	246
Plus: Amortization of issuance costs	835	—
Non-GAAP net income	$20,152	$19,032
Net income per share - basic	$0.07	$0.06
Net income per share - diluted	$0.06	$0.06
Shares used in non-GAAP per share calculations:
Basic	306,034	295,455
Diluted	342,329	327,801

Reconciliation of GAAP Cash Flow from Operating Activities to Free Cash Flow
(In thousands; unaudited)

	Three Months Ended March 31,
	2021	2020
Net cash provided by operating activities	$51,650	$24,255
Less: Purchases of property and equipment	(998)	(1,526)
Less: Capitalized software development costs	(6,183)	(3,417)
Free cash flow	$44,469	$19,312

Contact Information
Yuka Broderick
Datadog Investor Relations
(866) 329-4466
IR@datadog.com

Martin Bergman
Datadog Communications
(866) 329-4466
Press@datadog.com

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